Exhibit 99.1

b

Welcome 2014 Annual Meeting of Shareholders Archie M. Brown, Jr., Chairman

Introduction of Director Nominees Charles J. Thayer

Kathleen L. Bardwell William G. Barron Brian J. Crall Philip A. Frantz D.J. Hines MainSource Financial Group Proposal 1: Election of Directors Thomas M. O’Brien Lawrence R. Rueff, DVM John G. Seale, CPA Charles J. Thayer Archie M. Brown, Jr. Director Nominees:

Advisory Vote on Executive Compensation Policies and Procedures

 Advisory Vote on Executive Compensation “Say on Pay” proposal Vote is advisory in nature – not binding MSFG Executive Compensation Committee believes its practices are conservative, but will take shareholder vote into consideration in its compensation programs. Proposal 2:

Ratification of Independent Auditors

Ratification of Independent Auditors Ratification of Crowe Horwath LLP as the Company’s independent public accounting firm. Proposal 3:

Introductions

 MainSource Financial Group Archie Brown: Chairman, President and Chief Executive Officer Jamie Anderson: Chief Financial Officer Daryl Tressler: Chief Banking Officer Bill Goodwin: Chief Credit Officer Executive Officers

Results of Shareholder Vote

Official Business Meeting Concluded

2013 Financial Performance Jamie Anderson Chief Financial Officer

 Disclosure Regarding Forward Looking Statements This presentation may include comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) based on current expectations that involve a number of risks and uncertainties. These forward looking statements are subject to a number of factors and uncertainties which could cause MainSource’s actual results and experience to differ from the anticipated results and expectations expressed in such forward looking statements. Forward looking statements speak only as of the date they are made and MainSource does not assume any duty to update forward looking statements. These forward-looking statements include, but are not limited to, statements about MainSource’s business strategy, financial position and prospects, dividend policy, business results, strategic initiatives, credit quality including reserve levels, capital expenditures, and various other matters, including the expected benefits of the transaction between MainSource and MBT, including future financial and operating results, accretion and earn-back, cost savings, enhanced revenues, long term growth, and the expected market position of the combined company that may be realized from the transaction. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates”, or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. Factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, general economic conditions, legislative and regulatory initiatives, changes in the quality of MainSource’s loan portfolios, and other risks set forth in MainSource’s Annual Report on Form 10-K for the fiscal year ending December 31, 2013, on file with the SEC.

 Additional Information for Investors and Shareholders Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of MainSource and MBT Bancorp (“MBT”), MainSource will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of MBT and a Prospectus of MainSource, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about MainSource, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from MainSource at www.mainsourcebank.com under the tab “Investor Relations”. MainSource and MBT and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT in connection with the proposed merger. Information about the directors and executive officers of MainSource is set forth in the proxy

2013 Balance Sheet

Total Assets (As of Year End) $2,907 $2,769 $2,754 $2,769 $2,860 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 2009 2010 2011 2012 2013 Millions

Total Loans (As of Year End) $1,885 $1,681 $1,534 $1,553 $1,672 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 2009 2010 2011 2012 2013 Millions

Mortgage Loans Serviced (As of Year End) $726 $782 $780 $758 $786 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2009 2010 2011 2012 2013 Millions

Total Deposits (As of Year End) $2,271 $2,212 $2,160 $2,185 $2,201 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 2009 2010 2011 2012 2013 Millions

Total Deposits - Mix (As of Year End) 38% 32% 25% 20% 17% $2,271 $2,212 $2,160 $2,185 $2,201 $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 2012 2013 Millions CORE TIME 62% 68% 75% 80% 83%

Loan Loss Reserve (As of Year End) $46.6 $42.6 $39.9 $32.2 $27.6 2.47% 2.53% 2.60% 2.07% 1.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2009 2010 2011 2012 2013 Millions LLR LLR/Loans

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 23 (As of Year End) 10.8% 17.6% 18.9% 10.4% 16.5% 17.8% 10.1% 15.4% 16.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 2011 2012 2013

Tangible Common Equity Ratio (As of Year End) 5.8% 6.5% 7.9% 8.8% 8.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2009 2010 2011 2012 2013

2013 Operating Results

MainSource Financial Group Strong Earnings Increased Dividend Redeemed Preferred Significant Improvement in Credit Quality Stock Price up 42% Loan Growth 2013 Accomplishments

Net Operating Income *Excludes Goodwill Impairment Charges $7.7* $14.8 $23.8 $27.3 $26.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 Millions

Operating Earnings Per Share * Excludes Goodwill Impairment Charges $0.24* $0.58 $1.03 $1.30 $1.26 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2009 2010 2011 2012 2013

 Non Performing Loans Millions (End of Period) $92.2 $91.5 $65.2 $51.1 $26.5 51% 47% 61% 63% 104% 0% 20% 40% 60% 80% 100% 120% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2009 2010 2011 2012 2013 Millions NPL's Reserves/NPL's

New Non-Accrual Loans $73.7 $47.5 $34.9 $15.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2010 2011 2012 2013 Millions

Loan Loss Provision Expense $46.3 $35.3 $17.8 $9.9 $4.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2009 2010 2011 2012 2013 Millions

Loan Loss Reserve (As of Year End) $46.6 $42.6 $39.9 $32.2 $27.6 2.47% 2.53% 2.60% 2.07% 1.65% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2009 2010 2011 2012 2013 Millions LLR LLR/Loans

Net Interest Margin 3.89% 4.11% 4.23% 4.07% 3.91% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2009 2010 2011 2012 2013

Cost of Funds 1.71% 1.27% .86% .59% .40% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2009 2010 2011 2012 2013

Total Deposits - Mix (As of Year End) 38% 32% 25% 20% 17% $2,271 $2,212 $2,160 $2,185 $2,201 $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 2012 2013 Millions CORE TIME 62% 68% 75% 80% 83%

 Core Fee Income Includes service charges, interchange income, mortgage banking income, and wealth management $7.6 $9.9 $6.8 $27.6 $30.0 $32.2 $32.5 $33.0 $33.2 $39.9 $39.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2009 2010 2011 2012 2013 Millions Mortgage Fee Income $9.0 $5.6 Fee Income (ex. Mortgage Fee Income) $23.5 $25.4

MainSource Financial Group NASDAQ Stock Symbol MSFG

2013 Stock Performance

Stock Price - 2013 42% Increase For 2013, the NASDAQ Bank Stocks Index was up 38%. (12 Months) $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $12.67 $18.03

Stock Performance – 5 Year MSFG vs. NASDAQ Bank Index $- $50 $100 $150 2008 2009 2010 2011 2012 2013 MainSource Financial Group NASDAQ Bank Stocks Index $128 $114

First Quarter 2014

 MainSource Financial Group First Quarter 2014 Operating Highlights Earnings of $6.2 million or $0.30 per share Excluding non-operating items, EPS of $0.32 per share Improvement in Credit Quality Strong Net Interest Margin at 3.89% Tangible Common Equity Ratio of 8.8% Quarterly Common Dividend of $0.10 Loan Growth of 4% annualized

2014 Outlook Archie M. Brown, Jr.

Key Factors Impacting Banking Revenue and Growth

Revenue (Net Interest Income plus Non-Interest Income) $138 $143 $145 $138 $134 $0 $20 $40 $60 $80 $100 $120 $140 $160 2009 2010 2011 2012 2013 Millions

Net Interest Income

Growth in GDP Source: Bloomberg -4.0% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2009 2010 2011 2012 2013 2014F

Indiana Unemployment Rate U.S. Bureau of Labor Statistics (End of Period) 4.6% 8.1% 9.2% 8.5% 8.0% 6.8% 5.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2007 2008 2009 2010 2011 2012 2013 Mar. 2014 10.6%

 Housing Industry slow to recover Federal Reserve’s phase-out of Quantitative Easing Fear and uncertainty over impact of healthcare reform Regulatory burden Macro Economic Factors Impacting Growth Key Factors Impacting Revenue and Growth

NFIB Small Business Optimism Index Source: Bloomberg 60 70 80 90 100 110 120 3/03 3/04 3/05 3/06 3/07 3/08 3/09 3/10 3/11 3/12 3/13 3/14

Commercial Line of Credit Utilization (End of Period) 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 3/11 6/11 9/11 12/11 3/12 6/12 9/12 12/12 3/13 6/13 9/13 12/13 3/14

Average Balance Per Business Checking Account $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 3/11 6/11 9/11 12/11 3/12 6/12 9/12 12/12 3/13 6/13 9/13 12/13 3/14

Total Deposits - Mix (As of Year End) 38% 32% 25% 20% 17% $2,271 $2,212 $2,160 $2,185 $2,201 $0 $500 $1,000 $1,500 $2,000 $2,500 2009 2010 2011 2012 2013 Millions CORE TIME 62% 68% 75% 80% 83%

Positive Trends in Lending 2013 Loan Growth ($119 million, 8%) ($ in Millions) CRE: $40, 34% C&I: $37, 31% Agriculture: $26, 22% Other: $16, 13%

While aggregate loan demand remains soft, MainSource’s forecast is for moderate growth due to: The thaw in Commercial Real Estate Our new market expansion strategy Outlook for Loan Growth Key Factors Impacting Revenue and Growth

Total Loans (End of Period) $1,885 $1,681 $1,534 $1,553 $1,672 $1,688 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 $1,900 $2,100 2009 2010 2011 2012 2013 1Q 2014 Millions

Net Interest Margin 3.89% 4.11% 4.23% 4.07% 3.91% 3.89% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2009 2010 2011 2012 2013 1Q 2014

 Core Fee Income Includes service charges, interchange income, mortgage banking income, and wealth management $7.6 $9.9 $6.8 $27.6 $30.0 $32.2 $32.5 $33.0 $33.2 $39.9 $39.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2009 2010 2011 2012 2013 Millions Mortgage Fee Income $9.0 $5.6 Fee Income (ex. Mortgage Fee Income) $23.5 $25.4

Strategy for Growth

Improve geographic footprint by entering new, higher growth markets Strategy for Growth

Strategic Expansion Strategy for Growth Opportunistic Hiring Proven Teams Best in Market Locations Existing or Adjacent Markets Creating Better Opportunities for Loan Growth

Columbus, Indiana Three Full Service Branches Entered Market in October, 2009 Opened first branch in 2010 $100mm in Deposits $107mm in Loans $95mm in Serviced Loans Profitable in First Year Strategy for Growth

Indianapolis, Indiana Full Service Branch Opened October 2012 Prime Downtown Location $8mm in Deposits $77mm in Loans 2013 Brokerage Revenue of $300k Strategy for Growth

Seymour, Indiana Full Service Branch Opened October 2012 $18mm in Deposits $19mm in Loans $6mm in Serviced Loans 2013 Brokerage Revenue of $1.1 million Profitable as of April, 2013 Strategy for Growth

Bloomington, Indiana Full Service Branch Opened in September, 2013 $21mm in Deposits $16mm in Loans $1mm in Serviced Loans Strategy for Growth

Cincinnati, Ohio Commercial Loan Production Office Opened in December, 2013 $16mm in Loans Strategy for Growth

Louisville, Kentucky Commercial Loan Production Office Entered market in December, 2012 Added seven person team in first quarter 2014 Strategy for Growth

Establish new strategic business lines New Equipment Finance Group Hired Equipment Finance Manager Team averaging 30+ Yrs. experience Startup in April, 2014 Targeting lower middle market companies Full array of products including: Tax and Non-Tax Leases Loans Strategy for Growth

Mergers and Acquisitions Economic and Loan Quality Improvements have led to Increase in M&A Activity Buyers: Desire to enhance revenue growth Desire to increase profitability from expense reduction Desire to deploy excess capital Sellers: Regulatory challenges Succession planning issues Challenges in attracting talent Improved financial performance has led to higher selling prices Strategy for Growth

Improve geographic footprint by acquiring branches in existing and adjacent markets Strategy for Growth

Shelbyville, Kentucky Full Service Branch Acquired in December, 2012 $33mm in Deposits $25mm in Loans Strategy for Growth

Hope, Indiana Full Service Branch Acquired in December, 2013 $16mm in Deposits $2.5mm in Loans Additionally, acquired $5 million of deposits in Greensburg Strategy for Growth

Improve geographic footprint by acquiring banks in existing and adjacent markets Strategy for Growth

Merger & Acquisition Strategy Geographic fit Financially attractive Accretive to earnings Efficient use of capital Reasonable size Similar culture Leverages MainSource brand and capabilities Strategy for Growth

Merger & Acquisition Strategy April 7, 2014 MainSource announced agreement to acquire MBT Bancorp (Merchants Bank) Headquartered in West Harrison, IN Strategy for Growth

MBT Acquisition $225 Million in Assets Six Branch locations Strengthens our footprint in Dearborn County, IN Enhances our growth strategy in Cincinnati, OH Meets our financial thresholds related to earnings and capital Complementary cultures with strong ties to the community and a customer service focus Strategy for Growth

Geographic Footprint - Changes Strategy for Growth

Expenses

Focus on Expense Control Expenses Total expenses have remained relatively flat while the company has made significant investments in new market expansion Branch Consolidations Process Improvement Pay for Performance

Credit Quality

 Non Performing Loans Millions (End of Period) $92.2 $91.5 $65.2 $51.1 $26.5 51% 47% 61% 63% 104% 0% 20% 40% 60% 80% 100% 120% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2009 2010 2011 2012 2013 Millions NPL's Reserves/NPL's

NPAs / Assets vs. Peers Peer Group is select Midwest Peer Banks (As of Year End) For 2013, MSFG ranked in the Top Quartile 1.1% 1.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2012 2013 MSFG Peer Group 2.1% 1.5%

Capital

5% = Well Capitalized 6% = Well Capitalized 10% = Well Capitalized Strong Regulatory Capital 84 (As of Year End) 10.8% 17.6% 18.9% 10.4% 16.5% 17.8% 10.1% 15.4% 16.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Leverage Ratio Tier 1 to Risk Based Assets Total Capital to Risk Based Assets 2011 2012 2013

Tangible Common Equity Ratio (As of Year End) 5.8% 6.5% 7.9% 8.8% 8.5% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2009 2010 2011 2012 2013

Preferred Shares Outstanding

 Preferred Shares Outstanding In January 2009, we elected to participate in the U.S. Treasury TARP program and issued $57 million of preferred shares In March 2012, the U.S. Treasury elected to sell, through public auctions, its investment in preferred stock (TARP) in six financial institutions, including MainSource. MainSource was successful in repurchasing 21,030 of the 57,000 shares outstanding (37% of the outstanding shares). Through subsequent repurchases through private holders, MainSource repurchased all remaining shares by August 2013. No common equity issued to repay TARP

Common Dividend

 Common Dividend (As of 4.14.11) During economic downturn maintained dividend at $.01 per share for 11 consecutive quarters. Subsequent dividend levels: 3Q 2012 - $.03 1Q 2013 - $.06 3Q 2013 - $.08 1Q 2014 - $.10 Dividend yield as of March 31, 2014 was 2.3%. Long term objective for dividend payout is 30-35% of earnings.

Key factors considered when assessing the dividend Outlook on Earnings Credit Quality Level of Capital Overall Economic Environment Common Dividend (As of 4.14.11)

2014 Strategic Priorities

MainSource Financial Group (As of 4.14.11) 2014 Strategic Priorities Revenue Growth Successfully execute expansion strategies Loan Growth Expense Control Maintain Credit Quality

Questions

Non-GAAP Measures This presentation contains certain financial information determined by methods other than in accordance with accepted accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial measures include the following: operating net income (excluding goodwill impairment charges) and operating earnings per share (excluding goodwill impairment charges). Non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures the most comparable GAAP measures, please refer to the following reconciliation tables.

Non-GAAP Reconciliation (in millions, except EPS) Operating Net Income Reconciliation: 2009 2010 2011 2012 2013 Operating Net Income $7.7 $14.8 $23.8 $27.3 $26.3 Goodwill Impairment Charge (71.8) - - - - Net Income/(Loss) (GAAP) $(64.1) $14.8 $23.8 $27.3 $26.3 Operating Earnings P er Share Reconciliation: 2009 2010 2011 2012 2013 Operating Earnings Per Share $ .24 $0.58 $1.03 $1.31 1.26 Goodwill Impairment Charge (3.57) - - - - Earnings Per Share/(Loss) (GAAP) $(3.33) $0.58 $1.03 $1.31 $1.26

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